Supplement dated July 31, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4 and R-5 Shares Prospectus
for Principal Funds, Inc.
dated December 28, 2012
(as supplemented on February 8, 2013, March 15, 2013, April 29, 2013 and June 14, 2013)
This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Global Multi-Strategy Fund

On or about August 6, 2013, under the Management and Sub-Advisors headings, add the following:

York Registered Holdings, L.P.

MANAGEMENT OF THE FUNDS
The Sub-Advisors
On or about August 6, 2013 add the following:

Sub-Advisor:
York Registered Holdings, L.P. (“York”), 767 Fifth Avenue, 17th Floor, New York, NY 10153, was formed in 2012. York is part of a group of companies that was established in 1991 and manages capital across various strategies. York and certain of its affiliates manage capital for hedge funds, private equity funds, mutual funds, UCITS III-compliant funds and separately managed accounts for institutional investors.

York is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the event driven strategy; however, it may also use any of the Fund's other investment strategies from time to time.

The Related Performance of the Sub-Advisor information has been updated; substitute this information for that found in the Prospectus dated December 28, 2012.

APPENDIX C - RELATED PERFORMANCE OF THE SUB-ADVISOR
Edge Asset Management, Inc. ("Edge") is the sub-advisor for the Small-MidCap Dividend Income Fund (the "Fund"). The Fund has limited historical performance. Therefore, the Fund provides you with the following Performance Results table that shows the performance results of Edge's Small Mid-Cap Value Composite as well as the performance of the Russell 2500 Value Index, a broad-based securities market index comparable to Edge's composite.
Edge's composite consists of historical information about all client accounts Edge manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. The composite is provided to illustrate Edge's past performance in managing accounts with investment objectives and strategies substantially similar to those of the Fund. The composite does not represent the performance of the Fund. Edge's composite is provided for time periods during which the Fund did not exist and, therefore, had no performance.
Edge computes its composite performance based upon its asset weighted average performance with regard to accounts it manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. Edge's composite performance results are net of all fees and expenses incurred by any client account in the composite. If Edge's composite performance results were to be adjusted to reflect the fees and expenses of the Fund, the composite performance results shown would be lower. Although the Fund and the client accounts comprising the Edge composite have substantially similar investment objectives, policies, and strategies, you should not assume that the Fund will achieve the same performance as the composite. For example, the Fund's future performance may be better or worse than the composite's performance due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows of the Fund and those of the client accounts represented in the composite.

The client accounts in Edge's composite can change from time-to-time. Some of the accounts included in the Edge composite are not mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance of the composite shown below may have been lower.
Portions of the information below are based on data supplied by Edge and from statistical services, reports, or other sources believed by Principal Management Corporation (“Principal”) to be reliable. However, Principal has not verified or audited such information.
The effect of taxes is not reflected in the composite performance information below because the effect would depend on each client's tax status.
Current performance of the Edge composite may be lower or higher than the performance data shown below.

PERFORMANCE RESULTS

	Average Annual Total Returns (through June 30, 2013)
	YTD	1 YR	3 YR	Life of Fund
Small-MidCap Dividend Income Fund (commenced operations June 6, 2011)
Institutional Class Returns Before Taxes	14.51%	25.23%	N/A	14.34%
Institutional Class Returns After Taxes on Distributions	13.84%	23.91%	N/A	13.23%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	8.21%	14.72%	N/A	10.86%
Edge Small Mid-Cap Value Composite	*	*	20.47%	*
Russell 2500 Value Index	15.10%	26.88%	18.92%	13.05%
In the table above, “N/A” means not available because the Fund did not exist at that time. * Composite performance is not shown for this time period because Fund performance is available.

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